Risk Management	12 Months Ended
Dec. 31, 2022
Disclosure Of Financial Risk Management Text Block [Abstract]
RISK MANAGEMENT

NOTE 37 - RISK MANAGEMENT

Introduction and general description

The Bank, due to its activities with financial instruments is exposed to several types of risks. The main risks related to financial instruments that apply to the Bank are as follows:

●	Market risk: rises from holding financial instruments whose value may be affected by fluctuations in market conditions, generally including the following types of risk:

-	Foreign exchange risk: this arises as a consequence of exchange rate fluctuations among currencies.

-	Interest rate risk: this arises as a consequence of fluctuations in market interest rates.

-	Price risk: this arises as a consequence of changes in market prices, either due to factors specific to the instrument itself or due to factors that affect all the instruments negotiated in the market.

-	Inflation risk: this arises as a consequence of changes in Chile’s inflation rate, whose effect would be mainly applicable to financial instruments denominated in UFs.

●	Credit risk: this is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party.

●	Liquidity risk: is the possibility that an entity may be unable to meet its payment commitments, or that in order to meet them, it may have to raise funds with onerous terms or risk damage to its image and reputation.

●	Operational risk: the risk of loss due to inadequate or failed internal processes, people or systems or external events, and have legal, regulatory and reputational effect.

●	Capital risk: this is the risk that the Bank may have an insufficient amount and/or quality of capital to meet the minimum regulatory requirement to operate as a bank, respond to market expectations regarding its creditworthiness, and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

This note includes information on the Bank’s exposure to these risks and on its objectives, policies, and processes involved in their measurement and management.

1.	A solid risk culture that is followed by all employees covers all risks and promotes socially responsible management, which contributes to the Bank’s long-term sustainability.

2.	All employees are responsible for risk management and must know and understand the risks generated by their daily activities, avoiding taking risks whose impact is unknown or exceeds the limits of the Bank’s risk appetite.

3.	Involvement of senior management, by ensuring the coherent management and control of risks through their conduct, actions and communications. In addition, it will promote a risk culture, evaluating implementation degree and checking that the profile remains within the levels defined in the Bank’s risk appetite.

4.	Independence of risk management and control functions.

5.	Anticipatory and comprehensive approach to risk management and control in all businesses and types of risk.

6.	Correct and complete information management that allows identified, evaluated, managed and communicated risks appropriately at the corresponding levels.

These principles, along with interrelated strategy tools and processes, such as risk appetite, risk profile assessment, scenario analysis and risk reporting framework, as well as annual budgeting processes, make up a holistic control structure for the entire Bank.

Risk governance

The Bank has a robust risk governance structure that seeks effective control of the risk profile, in accordance with the appetite defined by the Board of Directors and which is based on the distribution of roles among the three lines of defense and a solid structure of committees, which is reinforced by the Risk Pro culture that addresses the entire organization.

The Bank’s three lines of defense model seeks to guarantee the effectiveness of risk management and control:

First line

Business and all other functions that create risk are the first line of defense. These functions must ensure that the risks they generate are aligned with the approved risk appetite and the corresponding limits. Any unit that originates risk has primary responsibility for managing that risk.

Second line

The Risk and Compliance and Conduct functions. Their role is to independently monitor and challenge the risk management activities carried out by the first line of defence. These functions ensure risk management in accordance with the appetite defined by the Board of Directors and promote a solid risk culture throughout the organization

Third line

The Internal Audit function periodically evaluates that policies, methodologies and procedures are adequate and are effectively implemented in the management and control of all risks.

Risk committee structure

The Board is responsible for establishing and monitoring the Bank’s risk management structure, for which it has a corporate governance system aligned to Chilean regulations and international best practices.

For proper functioning, the Bank has several key high-level committees, composed of directors and executive members of Santander’s management:

A.	Integral Risk Committee

The Integral Risk Committee is responsible for advising the Board of Directors in defining the risk appetite that business areas may assume, as well as supervising the correct identification, measurement and control of all risks that may affect to the bank. The committee is a governance structure through which the Board of Directors supervises the reasonableness of the risk measurement and control systems. The Board of Directors has delegated the responsibility for credit risk management to the Integral Risk Committee (CIR) and to the Bank’s Risk Division.

B. Audit Committee

The main responsibility of this Committee is to support the Board of Directors in the continuous improvement of internal control, which includes the review of the external auditors’ work, the Internal Audit Department and the supervision of the financial statements elaboration. The Committee is also responsible for analyzing the observations made by the Chilean financial system regulatory entities and for recommending measures to be taken by the administration. The external auditors are proposed by this Committee to the Board of Directors and approved by the shareholders at the annual meeting.

C. Asset and Liability Committee

The main functions of the ALCO are to monitor and control the structural risks of the balance, such as limits of exposure to inflation, interest rate risk, capital and liquidity funding levels. Also, review the behavior of relevant local and international markets and local monetary policies.

D. Market Committee

The Market Committee is responsible for establishing the Bank’s policies, procedures and limits with respect to its trading portfolio, making local and international estimates for decision making. Review results of the Bank’s customer treasury business.

E. Risk Department

The Board of Directors delegates the risk identification, measurement and control faced by the Bank to the Risk Division, which is led by the Chief Risk Officer (CRO), reporting directly to the general manager (in conjunction with CIR). The CRO is responsible for supervising all risks, as well as questioning and advising the business and its management. The areas of credit risk, market (including liquidity and structural), operational, strategic, models, compliance and reputational risk depend on this division.

Market risk

Market risk arises as a consequence of the market activity, through financial instruments whose value can be affected by changes in market conditions and reflected in financial assets/liabilities and financial risk factors. The risk can be diminished by means of hedging through other products (assets/liabilities or derivative instruments) or terminating the open transaction/position. The objective of market risk management is to manage and control market risk exposure within acceptable parameters.

There are four major risk factors that affect the market prices: type of interest, type of exchange, price, and inflation. In addition and for certain positions, it is necessary to consider other risks as well, such as spread risk, base risk, commodity risk, volatility or correlation risk.

Market risk management

The Market Risk Department is responsible for measurement and control of market risks that are overseen by the Risk Division. Market Committee and the Assets and Liabilities Committee are responsible for the approval of limits. The main market risks are also reviewed in the CIR.

The Finance Division, through the Financial Management Department, is responsible for managing the Bank’s balance sheet, supervised and controlled by the Assets and Liabilities Committee and the Risk Division. Among its functions is the elaboration of detailed policies and their application, as well as the following:

i.	Optimization of the liabilities’ cost, searching the most efficient financing strategies, including bonds’ issuance and bank credit lines.

ii.	Management of short and long-term liquidity regulatory limits.

iii.	Inflation risk management.

iv.	Rate risk management in local and foreign currency.

The Bank’s internal management to measure market risk is mainly based on analyzing the three following portfolios:

●	trading portfolio

●	local financial management portfolio

●	foreign financial management portfolio

The Treasury Department is responsible for managing the Bank’s trading portfolios and keeping them within the loss limits, calculated and estimated by the Market Risk Management. The trading portfolio (measured at fair value through profit and loss) is comprised of investments valued at fair market value and free of any restriction on their immediate sale, which are often bought and sold by the Bank with the intention of selling them in the short term to benefit from short–term price fluctuations. The trading portfolio also includes the Bank’s exposure to foreign currency. The financial management portfolios include all the financial investments not considered to be part of trading portfolio.

The main functions in connection with trading portfolio include the following:

i.	applies the “Value at Risk” (VaR) techniques to measure interest rate risk,

ii.	adjust the trading portfolios to market and measure the daily income and loss from commercial activities,

iii.	compare the real VaR with the established limits,

iv.	establish procedures to prevent losses in excess of predetermined limits, and

v.	furnishes information on the trading activities to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

The main functions in connection with financial management portfolios include the following:

i.	performs sensitivity simulations (as explained below) to measure interest rate risk for activities denominated in local currency and the potential losses forecasted by these simulations.

ii.	provide daily reports thereon to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

Market risk – management of trading portfolio

The Bank applies VaR methodologies to measure the market risk of its trading portfolio. The Bank has a consolidated commercial position comprised of fixed–income investments and foreign currency trading. This portfolio is comprised mostly of Central Bank of Chile bonds, mortgage bonds, locally issued, low–risk corporate bonds and foreign currencies, mainly U.S. dollars. At the end of each year, the trading portfolio included no stock portfolio investments.

For the Bank, the VaR estimate is made under the historical simulation methodology, which consists of observing the behavior of the profits and losses that would have occurred in the current portfolio if the market conditions for a given historical period had been in force, in order to infer the maximum loss on the basis of that information, with a given degree of confidence. The methodology has the advantage of precisely reflecting the historical distribution of the market variables and not requiring any assumptions regarding the distribution of specific probabilities. All the VaR measures are intended to determine the distribution function for a change in the value of a given portfolio, and once that distribution is known, to calculate the percentile related to the necessary degree of confidence, which will be equal to the value at risk by virtue of those parameters. As calculated by the Bank, the VaR is an estimate of the maximum expected loss of market value for a given portfolio over a 1–day horizon, with a 99.00% confidence level. It is the maximum 1–day loss that the Bank could expect to experience in a given portfolio, with a 99.00% confidence level. In other words, it is the loss that the Bank would expect to experience only 1.0% of the time. The VaR provides a single estimate of market risk which is not comparable from one market risk to another. Returns are calculated through the use of a 2–year time window or at least 520 data points obtained since the last reference date for calculation of the VaR going backward in time.

We do not calculate three separate VaRs. We calculate a single VaR for the entire trading portfolio, which in addition is segregated by risk type. The VaR software performs a historical simulation and calculates a Profit and Loss Statement (P&L) for 520 data points (days) for each risk factor (fixed income, foreign currency and variable income.) The P&L of each risk factor is added together and a consolidated VaR is calculated with 520 points or days of data. At the same time a VaR is calculated for each risk factor based on the individual P&L calculated for each individual risk factor. Furthermore, a weighted VaR is calculated in the manner described above, but which gives a greater weighting to the 30 most recent data points. The larger of the two VaRs is the one that is reported. In 2022, 2021 and 2020, we used the same VaR model and there has been no change in methodology or assumptions for subsequent periods.

The Bank uses the VaR estimates to provide a warning when the statistically estimated incurred losses in its trading portfolio would exceed prudent levels, and hence, there are certain predetermined limits.

Limitations of the VaR model

When applying a calculation methodology, no assumptions are made regarding the probability distribution of the changes in the risk factors; the historically observed changes are used for the risk factors on which each position in the portfolio will be valued.

It is necessary to define a valuation function fj(xi) for each instrument, preferably the same one used to calculate the market value and income of the daily position, This valuation function will be applied in each scenario to generate simulated prices for all the instruments in each scenario.

In addition, the VaR methodology should be interpreted taking into consideration the following limitations:

●	Changes in market rates and prices may not be independent and identically distributed random variables and may not have a normal distribution. In particular, the assumption of normal distribution may underestimate the probability of extreme market movements;

●	The historical data used by the Bank may not provide the best estimate of the joint distribution of changes in the risk factors in the future, and any modification of the data may be inadequate. In particular, the use of historical data may fail to capture the risk of potential extreme and adverse market fluctuations, regardless of the time period used;

●	A 1-day time horizon may not fully capture the market risk positions which cannot be liquidated or covered in a single day, It would not be possible to liquidate or cover all the positions in a single day;

●	The VaR is calculated at the close of business, but trading positions may change substantially in the course of the trading day;

●	The use of a 99% level of confidence does not take account of, or make any statement about, the losses that could occur outside of that degree of confidence; and

●	A model such as the VaR does not capture all the complex effects of the risk factors over the value of the positions or portfolios, and accordingly, it could underestimate potential losses,

We perform back-testing daily and generally find that trading losses exceed our VaR estimate approximately one out of every 100 trading days. At the same time, we set a limit to the maximum VaR that we are willing to accept over our trading portfolio. In both 2021 and 2020, the Bank has remained within the maximum limit established for the VaR, even in those circumstances in which actual VaR exceed the estimated VaR.

High, low and average levels for each component for 2022 and 2021 were as follows:

VaR	2022 USDMM	2021 USDMM
Consolidated
High	6.23	3.43
Low	2.73	1.11
Average	4.41	1.96

Fixed-income investments
High	5.78	2.86
Low	2.75	1.12
Average	4.20	1.86

Variable-income investments
High	-	0.29
Low	-	-
Average	-	0.19

Foreign currency investments
High	4.82	2.33
Low	0.17	0.09
Average	1.14	0.77

Market risk - local and foreign financial management

The Bank’s financial management portfolio includes most of the Bank’s non-trading assets and liabilities, including the credit/loan portfolio. For these portfolios, investment and financing decisions are strongly influenced by the Bank’s commercial strategies.

The Bank uses a sensitivity analysis to measure the market risk of local and foreign currencies (not included in the trading portfolio). The Bank performs a simulation of scenarios, which will be calculated as the difference between the present value of the flows in the chosen scenario (a curve with a parallel movement of 100 bps in all its segments) and their value in the base scenario (current market). All the inflation–indexed local currency (UF) positions are adjusted by a sensitivity factor of 0.57, which represents a 57-basis point change in the rate curve for the real rates and a 100 basis point change for the nominal rates. The same scenario is performed for the net foreign currency positions and the interest rates in U.S. dollars. The Bank has also established limits in regard to the maximum loss which these interest rate movements could impose on the capital and net financial income budgeted for the year.

For the consolidated limit, we add the foreign currency limit to the domestic currency limit and multiple by 2 the sum of the multiplication of them together both for net financial loss limit as well as for the capital and reserves loss limit, using the following formula:

Consolidated limit = square root of a2 + b2 + 2ab

a: domestic currency limit

b: foreign currency limit

Since we assume the correlation is 0; 2ab = 0, 2ab = 0

Limitations of the sensitivity models

The most important assumption is using an exchange rate of 100 bp based on yield curve (57 bp for real rates). The Bank uses a 100 bp exchange since sudden changes of this magnitude are considered realistic. Santander Spain Global Risk Department has also established comparable limits by country, to be able to compare, monitor and consolidate market risk by country in a realistic and orderly way. In addition, the sensitivity simulation methodology should be interpreted taking into consideration the following limitations:

●	The simulation of scenarios assumes that the volumes remain consistent in the Bank’s Consolidated Statements of Financial Position and are always renewed at maturity, thereby omitting the fact that certain credit risk and prepayment considerations may affect the maturity of certain positions.

●	This model assumes an identical change along the entire length of the yield curve and does not take into account the different movements for different maturities.

●	The model does not take into account the sensitivity of volumes which results from interest rate changes.

●	The limits to losses of budgeted financial income are calculated based on the financial income foreseen for the year, which may not be actually earned, meaning that the real percentage of financial income at risk may be higher than the expected one.

Market risk – Financial management portfolio – December 31, 2022 and 2021

	2022		2021
	Effect on financial income	Effect on capital	Effect on financial income	Effect on capital

Financial management portfolio – local currency (MCh$)
Loss limit	33,550	95,710	32,865	84,864
High	23,982	57,176	31,233	80,097
Low	15,459	39,957	13,694	41,653
Average	21,366	49,580	24,018	62,916
Financial management portfolio – foreign currency (Th$US)
Loss limit	38,231	43,329	36,619	34,991
High	9,713	33,388	8,545	32,205
Low	255	20,371	698	1,055
Average	3,173	26,310	3,733	17,615
Financial management portfolio – consolidated (in MCh$)
Loss limit	33,550	95,710	32,865	84,864
High	28,699	76,738	25,709	78,259
Low	16,515	66,098	12,854	56,857
Average	23,438	71,003	21,041	69,577

Inflation risk

The Bank has readjustable assets and liabilities according to the variation of the Unidad de Fomento (UF). In general, the Bank has more assets than liabilities in UF and, therefore, moderate increases in inflation have a positive effect on income from readjustments, while a fall in the value of the UF negatively affects the Bank’s margin. The Assets and Liabilities Committee establishes a set of limits on the difference between UF-denominated assets and liabilities that cannot exceed 30% of the Bank’s interest-bearing assets. This mismatch is managed on a daily basis by Financial Management and the limits are calculated and monitored by the Market Risk Division.

Market Risk Position and measurement

Market Risk Exposure is measured and controlled through the difference between the balances of assets and liabilities in foreign currency (net position) and the cash flows payable (liabilities) and cash receivable (asset) in the Trading and Banking Books, for a specific term or time band.

Foreign currency positions and term mismatches are exposed to adjustment factors, sensitivity and rate changes.

The Exposure to Market Risks on a Standardized Base Policy was presented and approved by the Bank’s Board of Directors.

Market Risk Exposure is determined based on the following risks:

●	Interest rate risk

●	Currency Risk

●	Indexation Risk

●	Currency Options Risk

The following table illustrates the exposure to market risk. The maximum exposure to long-term interest rate risk is 35% of the regulatory capital and is approved by the Board of Directors. The maximum exposure to short-term interest rate risk is 30% of net interest income and readjustments plus interest rate sensitive commissions:

	As of december 31,
	2022	2021
	MCh$	MCh$
Market risk – trading protfolio
Exposure to rate risk	441,688	377,006
Exposure to currency risk	1,535	8,089
Interest rate option risk	-	-
Currency option risk	1,145	1,429
Total exposure of trading portfolio	444,368	386,524
10% of RWA	555,460	3,577,035
Subtotal	999,828	3,963,559
Limit = Regulatory capital	6,759,047	5,114,609
Available margin	5,759,219	1,151,050

Market risk – short-term financial management portfolio
Short Term Exposure to Interest Rate Risk	193,895	217,045
Exposure to Infaltion Risk	112,523	178,033
Short-term exposure of financial management portfolio	306,418	395,078
Limit = 35% net (net income from interest and readjustments + interest rates sensitive commissions)	530,199	529,542
Available margin	223,781	134,464

Market risk – long-term financial management portfolio
Long Term Exposure to Interest Rate Risk	1,194,181	1,221,762
Limit = 35% Regulatory capital	2,365,666	1,790,113
Available margin	1,171,485	568,351

IBOR – reform

In 2013, The IOSCO Principles for Financial Benchmarks were published with the aim of creating an overarching framework for the development of reference index. Subsequently, the FSB established an Official Sector Steering Group (OSSG) which is working to monitor and support progress on implementing interest rate benchmark reforms and facilitate the transition away from LIBOR (and other IBORs where appropriate). Since then, central banks and regulators from different jurisdictions have organized working groups to recommend alternative index for EONIA (Euro Overnight Index Average) and LIBOR (London Interbank Offered Rates).In September 13, 2018 the European Central Bank recommended the euro short-term rate (ESTER) as alternative euro risk- free rate and replacement for EONIA. On October 2, 2019 ECB published the first €STR, since then, the current EONIA methodology has been modified to become €STR plus a fixed spread of 8.5 basis points, in order to maintain EONIA for a transitional period until its discontinuation in January 3, 2022.

In March 5, 2021, the Financial Conduct Authority (FCA) announced the cessation or loss of representativeness of the LIBOR benchmarks, published by ICE Benchmark Administration (IBA), as follows:

-	Publication of euro LIBOR, Swiss franc LIBOR, Japanese yen LIBOR, sterling LIBOR, and US dollar LIBOR (1-week and 2-month) will cease immediately after 31 December 2021.

-	Publication of the overnight and 12-month US dollar LIBOR will cease immediately after 30 June 2023.

-	Changing methodology calculation to obtain synthetic LIBOR for sterling LIBOR and Japanese yen LIBOR for a further period after end-2021.

In October 2020, the ISDA launched the IBOR Fallbacks Supplement and IBOR Fallbacks Protocol. The fallbacks for a particular currency apply following a permanent cessation of the IBOR/LIBOR in that currency. In each case, the fallbacks will be adjusted versions of the risk-free rates identified in each currency. The fallbacks coming into effect on January 25, 2021. Additionally, on August 19, 2021, the ISDA has published ISDA 2021 EONIA Collateral Agreement Fallbacks offering an efficient way to amend the terms of certain ISDA collateral agreements incorporating a fallback upon the cessation of EONIA.

In 2019, the Bank launched a global programme to manage risks and challenges of the IBOR transition. This programme facilitated the process of risk identification and the selection of the most appropriate response to mitigate those risks. The structure of the programme focuses on the following areas: Technology and Operations, Legal, Customer Relations, Risk Management and Models, Conduct and Communication, and Accounting and Finance. Therefore, the Bank has been working since 2019 in a “transition programme” to manage the identified risks and address the challenges that may arise in the transition period.

Following the road map established, the Bank identified impacted clients and areas, risks to which the Bank is exposed, determined working teams and involved senior management in a strong governance plan and implemented actions plans for each impacted risk and impacted areas, which we expect will allow us to face the challenges related to RFR elimination.

The main risks to which Banco Santander is exposed are: (i) legal risks derived from potential changes in required documentation for new or existing operations; (ii) financial and accounting risks from market risk models (valuation, hedge, offset and recognition); (iii) business risk, revenue from products linked to the LIBOR decline; (iv) derivatives price risk, how changes could impact the mechanisms of price determination for certain instruments; (v) operational risk, to adapt computer systems, reporting systems or operational processes; (vi) reputational risk derived from relationship with clients during transition period and; (vii) litigation risk from product and services offered by the Bank, which could have negative impact on our profitability.

In this process, CIR (Integral Rick Committee) has been closely monitoring, because is the primarily responsible for monitoring compliance with the Bank’s risk management policies and procedures and reviewing the adequacy of the risk management framework.

In this context, at the end of 2021 and at the beginning of 2022, the Bank focused on offering products referenced to RFR rates. Moreover, on 2022 and continuing in 2023, the efforts will focus on renegotiation and migration to RFR rates (SOFR).

As of December 31, 2022 and 2021, the exposures of financial assets and liabilities impacted by the IBOR reform are presented below:

As of December 31, 2022
Loans and advances	Deposits	Debt instruments	Financial derivative contracts (Assets)	Financial derivative contracts (Liabilities)
MCh$	MCh$	MCh$	MCh$	MCh$
515,277	-	36,730	1,818,517	1,712,642

As of December 31, 2021
Loans and advances	Deposits	Debt instruments	Financial derivative contracts (Assets)	Financial derivative contracts (Liabilities)
MCh$	MCh$	MCh$	MCh$	MCh$
609,243	-	38,819	1,672,422	1,623,725

Credit risk

Credit risk is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party. The Bank consolidates all elements and components of credit risk exposure to manage credit risk (i.e., individual delinquency risk, inherent risk of a business line or segment, and/or geographical risk).

Credit Risk Management

The Bank has established a combined credit approval committees, which includes member from Board of Directors, Risk Division and commercial areas, who overally verify quantitative and qualitative parameters of each client.

The Board of Directors has delegated the responsibility for credit risk management to the Integral Risk Committee, as well as to the Bank’s risk departments, whose roles are summarised below:

●	Formulate credit policies by consulting with the business units, meeting requirements of guarantees, credit evaluation, risk rating and submitting reports, documentation and legal procedures in compliance with the regulatory, legal and internal requirements of the Bank.

●	Establish the structure to approve and renew credit requests. The Bank structures credit risks by assigning limits to the concentration of credit risk in terms of individual debtor, debtor group, industry segment and country.

●	Limit concentrations of exposure to customers or counterparties in geographic areas or industries (for accounts receivable or loans), and by issuer, credit rating and liquidity.

●	Approval levels are assigned to the corresponding officials of the business unit (commercial, consumer, SMEs) to be exercised by that level of management. In addition, those limits are continually revised. Risk evaluation team at the branch level interact on a regular basis with customers; however, for larger credit requests, the risk team from the head office and the Executive Risk Committee works directly with customers to assess credit risks and prepare risk requests.

●	Develop and maintain the Bank’s credit risk classifications for the purpose of classifying risks according to the degree of exposure to financial loss that is exhibited by the respective financial instruments, with the aim of focusing risk management specifically on the associated risks.

●	Revise and evaluate credit risk. Management’s risk divisions are largely independent of the Bank’s commercial division and evaluate all credit risks in excess of the specified limits prior to loan approvals for customers or prior to the acquisition of specific investments. Credit renewal and reviews are subject to similar processes.

The following diagram illustrates the governance of our credit risk division including the committees with approval power:

Credit Approval: Loans approved on an individual basis

In preparing a credit proposal for a corporate client whose loans are approved on an individual basis, Santander-Chile’s personnel verifies such parameters as debt servicing capacity (typically including projected cash flows), the company’s financial history and projections for the economic sector in which it operates. The Risk Division is closely involved in this process and prepares the credit application for the client. All proposals contain an analysis of the client, a rating and a recommendation. Credit limits are determined not on the basis of outstanding balances of individual clients, but on the direct and indirect credit risk of entire financial groups. For example, a corporation will be evaluated together with its subsidiaries and affiliates.

Credit Approval: Loans approved on a group basis

The majority of loans to individuals and small and mid-sized companies are approved by the Standardized Risk Area through an automated credit scoring system. This system is decentralized, automated and based on multiple parameters, including demographic and information regarding credit behavior from external sources and the FMC.

Credit approval: Investment on debt instruments

The Bank considers the probability of default of issuers or counterparties using internal and external information such as independent risk evaluators of the Bank. In addition, the Bank applied a strong governance and conservative policy which ensures that the issuers of investments and counterparties in derivative instrument transactions are of the highest quality.

Credit approval: Contingent loans

The Bank operates with contingent loans that entail exposure to credit risk such as: personal guarantees, letters of credit, performance guarantees, credit lines and credit commitments.

Personal guarantees represent an irrevocable payment obligation. When a guaranteed client does not fulfill its obligations to third parties, the Bank will pay, then these operations represent the same exposure to credit risk as a common loan.

Letters of credit are commitments documented by the Bank on behalf of the client that are guaranteed by the shipped goods to which they relate and, therefore, have less risk than direct indebtedness. The Bank guarantee corresponds to contingent commitments that become effective only if the client does not comply with the performance of engaged works.

Loans commitments to grant loans, the Bank is exposed to losses that arise from unused balances. The Bank monitors the maturity of credit lines because generally long-term commitments have a higher credit risk than short-term commitments.

Impairment assessment

a.	Definition of default and cure

The Bank considers a financial instrument defaulted and therefore Stage 3 for ECL calculations when the past-due amounts of an exposure exceed materiality thresholds for 90 or more consecutive days.

As a part of a qualitative assessment of whether a customer is in default, the Bank also considers a variety of instances that may indicate unlikeliness to pay. Such events include:

●	Internal rating of the borrower indicating default or near default

●	The borrower requesting emergency funding from the Bank

●	The borrower having past due liabilities to public creditors or employees

●	The borrower is deceased

●	A material decreases in the underlying collateral value where the recovery of the loan is expected from the sale of the collateral

●	A material decreases in the borrower’s turnover or the loss of a major customer

●	A covenant breach not waived by the Bank

●	The debtor (or any legal entity within the debtor’s group) filing for bankruptcy application/protection

●	Debtor’s listed debt or equity suspended at the primary exchange because of rumors or facts about financial difficulties

b.	Internal rating and PD estimation

The Bank’s Credit Risk Department operates its internal rating models. The models incorporate both qualitative and quantitative information and, in addition to information specific to the borrower utilize supplemental external information that could affect the borrower’s behavior. The internal credit grades are assigned based on the internal scoring policy, PDs are then adjusted for IFRS 9 ECL calculations to incorporate forward looking information and the IFRS 9 Stage classification of the exposure

The following table shows quality assets and its related provision, based on our internal scoring policy as of December 31, 2022 and 2021:

December 31, 2022
	Corporate loans
Commercial	Stage 1	Stage 2	Stage 3	Total Individual	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
Portfolio	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
A1	40,121	-	-	40,121	0.10%	1	-	-	1	0.00%
A2	835,187	-	-	835,187	2.16%	472	-	-	472	0.04%
A3	2,362,324	36	-	2,362,360	6.10%	3,476	8	-	3,484	0.30%
A4	2,780,646	8	-	2,780,654	7.18%	5,761	-	-	5,761	0.50%
A5	2,811,300	13,132	792	2,825,224	7.29%	10,243	360	60	10,663	0.92%
A6	2,089,194	51,671	819	2,141,684	5.53%	18,766	2,226	98	21,090	1.83%
B1	-	736,674	2,627	739,301	1.91%	-	28,346	473	28,819	2.50%
B2	-	190,204	1,389	191,593	0.50%	-	12,895	195	13,090	1.14%
B3	-	71,873	3,129	75,002	0.20%	-	5,674	980	6,654	0.58%
B4	-	73,231	31,587	104,818	0.27%	-	6,210	8,420	14,630	1.27%
C1	-	34,141	164,778	198,919	0.51%	-	3,258	56,354	59,612	5.17%
C2	-	9,426	104,526	113,952	0.30%	-	502	26,992	27,494	2.38%
C3	-	1,518	93,311	94,829	0.24%	-	162	27,563	27,725	2.40%
C4	-	5,490	114,090	119,580	0.31%	-	693	49,572	50,265	4.36%
C5	-	3,414	81,321	84,735	0.22%	-	463	49,095	49,558	4.30%
C6	-	1,777	84,999	86,776	0.22%	-	297	65,960	66,257	5.74%
Subtotal	10,918,772	1,192,595	683,368	12,794,735	33.04%	38,719	61,094	285,762	385,575	33.43%

	Other commercial
	Stage 1	Stage 2	Stage 3	Total Group	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Commercial	4,258,677	229,571	434,597	4,922,845	12.71%	44,535	30,262	201,195	275,992	23.93%
Mortgage	14,672,080	367,467	689,462	15,729,009	40.61%	19,388	10,462	132,906	162,756	14.11%
Consumer	4,826,096	217,866	238,850	5,282,812	13.64%	94,203	73,973	160,768	328,944	28.52%
Subtotal	23,756,853	814,904	1,362,909	25,934,666	66.96%	158,126	114,697	494,869	767,692	66.57%
Total	34,675,625	2,007,499	2,046,277	38,729,401	100,00%	196,845	175,791	780,631	1,153,267	100.00%

December 31, 2021
	Corporate loans
Commercial	Stage 1	Stage 2	Stage 3	Total Individual	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
Portfolio	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
A1	41,025	-	-	41,025	0.11%	-	-	-	-	0.00%
A2	751,943	9	-	751,952	2.06%	1,351	-	-	1,333	0.13%
A3	2,510,562	6,168	68	2,605,894	7.13%	4,478	80	23	4,733	0.45%
A4	2,728,117	9,009	-	2,753,735	7.54%	7,374	144	-	7,477	0.71%
A5	2,599,685	41,052	-	2,535,032	6.94%	12,310	2,335	-	14,214	1.35%
A6	1,746,362	169,482	841	1,916,685	5.25%	24,539	13,580	332	38,789	3.69%
B1	-	754,993	112	755,105	2.07%	-	45,287	37	45,324	4.31%
B2	-	238,705	-	238,705	0.65%	-	21,300	-	21,300	2.03%
B3	-	80,130	3	80,133	0.22%	-	8,117	1	8,118	0.77%
B4	-	55,213	33,316	88,529	0.24%	-	4,967	9,293	14,260	1.36%
C1	-	30,929	146,315	177,244	0.49%	-	3,539	43,150	46,689	4.44%
C2	-	9,033	93,013	102,046	0.28%	-	737	24,306	25,043	2.38%
C3	-	9,603	40,879	50,482	0.14%	-	702	12,411	13,113	1.25%
C4	-	1,243	64,771	66,014	0.18%	-	133	27,009	27,142	2.58%
C5	-	3,411	98,979	102,390	0.28%	-	230	57,446	57,676	5.49%
C6	-	2,388	72,940	75,328	0.21%	-	183	48,508	48,691	4.63%
Subtotal	10,377,694	1,411,368	551,237	12,340,299	33.78%	50,052	101,334	222,516	373,902	35.56%

	Other commercial
	Stage 1	Stage 2	Stage 3	Total Group	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Commercial	4,716,168	233,158	364,016	5,313,342	14.55%	38.597	14.655	176.211	229.463	21,82%
Mortgage	12,966,599	367,838	541,737	13,876,174	37.99%	25.385	12.728	105.545	143.658	13,66%
Consumer	4,603,595	178,513	217,139	4,999,247	13.69%	125.939	38.197	140.275	304.411	28,95%
Subtotal	22,286,362	779,509	1,122,892	24,188,763	66.22%	189.921	65.580	422.031	677.532	64,44%
Total	32,664,056	2,190,877	1,674,129	36,529,062	100.00%	239.973	166.914	644.547	1.051.434	100,00%

In relation to the credit quality of the investment portfolio, local regulations establish that banks are able to hold only local and foreign fixed–income securities except in certain cases. Additionally, Banco Santander-Chile has internal policies to ensure that only securities approved by the Market Risk department, which are stated in the documents “APS” – Products and underlying Approval, are acquired. The Credit Risk Department sets the exposure limits to those approved APS’s. The APS is updated on daily basis.

As of December 31, 2022, 99% our total investment portfolio corresponds to securities issued by the Chilean Central Bank and US treasury notes.

c.	Exposure at default

The exposure at default (EAD) represents the gross carrying amount of the financial instruments subject to the impairment calculation, addressing both the client’s ability to increase its exposure while approaching default and potential early repayments too.

To calculate the EAD for a Stage 1 loan, the Bank assesses the possible default events within 12 months for the calculation of the 12mECL. However, if a Stage 1 loan that is expected to default in the 12 months from the balance sheet date and is also expected to cure and subsequently default again, then all linked default events are taken into account. For Stage 2, Stage 3 the exposure at default is considered for events over the lifetime of the instruments.

d.	Loss given default

The credit risk assessment is based on a standardized LGD assessment framework that results in a certain LGD rate. These LGD rates take into account the expected EAD in comparison to the amount expected to be recovered or realized from any collateral held.

The Bank segments its retail lending products into smaller homogeneous portfolios, based on key characteristics that are relevant to the estimation of future cash flows. The applied data is based on historically collected loss data and involves a wider set of transaction characteristics (i.e., product type, wider range of collateral types) as well as borrower characteristics.

Further recent data and forward-looking economic scenarios are used in order to determine the IFRS 9 LGD rate for each group of financial instruments. Under IFRS 9, LGD rates are estimated for the Stage 1, Stage 2, Stage 3 IFRS 9 segment of each asset class. The inputs for these LGD rates are estimated and, where possible, calibrated through back testing against recent recoveries. These are repeated for each economic scenario as appropriate.

e.	Significant increase in credit risk (SICR)

The Bank continuously monitors all assets subject to ECLs. In order to determine whether an instrument or a portfolio of instruments is subject to 12-month ECL or Lifetime ECL, the Bank assesses whether there has been a significant increase in credit risk since initial recognition.

The Bank also applies a secondary qualitative method for triggering a significant increase in credit risk for an asset, such as moving a customer/facility to the watch list (Special vigilance). The Bank may also consider that events explained in letter a) above are a significant increase in credit risk as opposed to a default. Regardless of the change in credit grades, if contractual payments are more than 30 days past due, the credit risk is deemed to have increased significantly since initial recognition.

When estimating ECLs on groups of similar assets, the Bank applies the same principles for assessing whether there has been a significant increase in credit risk since initial recognition.

Quantitative criteria for SICR Stage 2:

The quantitative criteria are used to identify where an exposure has increased in credit risk and it is applied based on whether an increase in the lifetime PD since the recognition date exceeds the threshold set in absolute terms. The following formula is used to determine such threshold:

Threshold = Lifetime PD (at reporting date) – Lifetime PD (at origination)

Other commercial				Corporate loans
Mortgages	Other loans	Revolving (Credit cards)	SME	SME	Middle market	Corporate and Investment Banking
28.41%	36.05%	11.28%	36.05%	19.60%	13.26%	Santander Group criteria

There is also a relative threshold of 100% of all portfolios with the exception of the Corporate and Investment Banking Portfolio.

As of March 2022, the threshold of significant increase in credit risk (SICR) was updated, according to the Bank’s new definition of default, generating an impact of MCh$1,222 in increase of ECL allowance and an increase of MCh$64,475 of EAD in Stage 2.

Qualitative criteria for SICR Stage 2:

The qualitative criteria are based on the existence of evidence that leads to an automatic classification of financial instruments in stage 2, mainly 30 days overdue and restructured. Thresholds of SICR are calibrated based on the average ECL of exposures that exceed materiality threshold for 30 days or more consecutive days or with a level of credit risk considered to be “significant”.

Other commercial				Corporate loans
Mortgages	Other loans	Revolving (Credit cards)	SME	SME	Middle market	Corporate and Investment Banking
Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days
Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring
				Clients considered to be substandard or in incompliance (pre-legal action)	Clients considered to be substandard or in incompliance (pre-legal action)	Clients considered to be substandard or in incompliance (pre-legal action)

These thresholds are defined by the Model Committee and the Integral Risk Committee and are evaluated annually with updates made depending on impacts and definitions of the risk models associated to each portfolio.

f.	Measurement of expected credit losses

The Bank calculates the ECL allowance mainly through IFRS 9 models and using cash flow discounted methodology.

Expected credit losses are a probability-weighted estimate of credit losses over the expected life of the financial instrument.  A cash shortfall is the difference between the cash flows that are due to an entity in accordance with the contract and the cash flows that the entity expects to receive. Because expected credit losses consider the amount and timing of payments, a credit loss arises even if the entity expects to be paid in full but later than when contractually due.

For financial assets, a credit loss is the present value of the difference between: the contractual cash flows that are due under the contract; and the cash flows that the Bank expects to receive. For undrawn loan commitments, a credit loss is the present value of the difference between: the contractual cash flows that are due if the holder of the loan commitment draws down the loan; and the cash flows that the Bank expects to receive if the loan is drawn down.

For financial assets that are credit-impaired at the reporting date, and in accordance with our internal procedures, the Bank calculates allowance for expected credit losses under the “Discounted Cash Flow Methodology” when the financial asset is classified in stage 3, with a PD equal to 100% and is individually significant. In this instance, the Bank measures the expected credit losses as the difference between the asset’s gross carrying amount and the present value of estimated future cash flows discounted at the financial asset’s original effective interest rate. Any adjustment is recognised in profit or loss as an impairment gain or loss. The following table shows the allowance and exposure at default (EAD) of the loans that meet the three conditions:

	2022	2021
	MCh$	MCh$
Loans and account receivable	308,586	373,506
Allowance for ECL – discounted cash flow methodology	105,837	87,418

As of December 31, 2022, the expected credit losses related to corporate commercial loans includes MCh$105,837 measured from cash flow discounted methodology (MCh$87,418 in 2021).

ECL allowance calculated on a collective basis

Commercial loans (except for those described within the “ECL allowance calculated on an Individual basis” description aforementioned), mortgage loans and consumer loans are grouped and assessed on a collective basis by using a credit loss allowance model. The estimation of the collective basis expected credit loss allowance considers qualitative and quantitative information that may affect the changes in credit risk and the development of assumptions related to the probabilities of default and loss given default, including forward looking information, multi-factor analysis such as type of portfolio or transaction and macroeconomic factors.

	2022	2021
	MCh$	MCh$
Loans and account receivable (commercial, mortgage and consumer loans)	38,420,815	36,155,556
Allowance for ECL – collective basis	1,074,430	964,016

As of December 31, 2022, the Bank maintains MCh$91,351 in residual overlays, to face future macro-economic information and scenarios updates.

As of December 31, 2021, the Bank has released the post-model adjustment (overlay) recorded at the end of 2020 (MCh$59,000) due to improvement on the macro economical forward-looking information and scenarios. However, the improvement in macro economical forward-looking information and scenarios generated an increase to provision of MCh$43,000.

g.	Corporate and other commercial loans

In order to meet the objective of recognising lifetime expected credit losses for significant increases in credit risk since initial recognition, it is necessary to group or sub-group financial instruments, even if evidence of such significant increases in credit risk at the individual instrument level is not yet available.

Considering to the aforementioned, the Bank evaluates on corporate basis, commercial loans for which prepares individual credit proposals, where it verifies debt servicing capacity (projected cash flow), client’s financial history, evidence of impairment and projections for economic sector. All proposals include an analysis of the client, a rating and a recommendation. For corporations, the evaluation includes subsidiaries and affiliates. Other commercial loans are grouped into other homogeneous portfolios (smaller commercial, mortgages and consumer loans), based on a combination of instrument type, credit risk ratings, collateral type, date of initial recognition, remaining term to maturity, industry and others.

h.	Modified loans

When a loan measured at amortised cost has been renegotiated or modified but not derecognised, the Bank assesses whether the transaction should be treated as a modified asset or derecognition. If the transaction does not result in derecognition the Bank must recognise the resulting gains or losses as the difference between the carrying amount of the original loans and modified contractual cash flows discounted using the EIR before modification.

If the modification results in derecognition, then the modified asset is a new asset.

	As of December 31, 2022				As of December 31, 2021
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Gross carrying amount	34,675,625	2,007,499	2,046,277	38,729,401	32,664,056	2,190,877	1,674,129	36,529,062
Modified loans	-	679,496	799,559	1,479,055	-	811,318	889,571	1,700,889
%	-	33.85%	39.07%	3.82%	-	37.03%	53.14%	4.66%

ECL allowance	196,845	175,791	780,631	1,153,267	239,973	166,914	644,547	1,051,434
Modified loans	-	60,584	325,650	386,234	-	58,651	357,183	415,744
%	-	34.46%	41.72%	33.49%	-	35.08%	55.42%	39.54%

i.	COVID-19 support measures

For 2022, there were not support measures, not new Fogape loans or payment holidays were granted.

For 2021, the Bank granted loans under government guarantees programme. In February 2021, the government approved the FOGAPE 2.0 – or FOGAPE Reactiva - programme. The maximum rate was set at a monthly rate of TPM (overnight rate) plus 0.6%, implying an annual rate of 7.2%. The focus was to provide loans for SMEs to encourage investment and not only for working capital. These loans were granted until December 31, 2021.

The summary of the support relief measures were as follows:

COVID-19 measures	As of December 31, 2021
MCh$
Fogape loans	1,331,940
Fogape Reactiva	876,698
Payment holiday	7,877,036
Payment holiday – current	104
Payment holiday - expired	7,876,932

From the expired payment holidays as of December 31, 2021, 97% were paid, evidencing a good payment behavior of our clients.

j.	Macro economical forward-looking information and scenarios

The annual growth forecasts for the most relevant macroeconomic variables for each of our scenarios are as follows:

	Average estimates 2022 - 2023
	Unfavorable scenario 2	Unfavorable scenario 1	Base scenario	Favorable scenario 1	Favorable scenario 2
Official interest rate	0.25%	1.3%	3.5%	5.7%	7.3%
Unemployment rate	11.4%	10.2%	8.7%	7.1%	6.0%
Housing Price growth	(0.3%)	1,5%	4.0%	6.5%	8.3%
GDP growth	(2.2%)	(0.2%)	2.4%	4.9%	6.9%
Consumer Price Index	13.5%	16.2%	19.7%	23.3%	25.9%

The highest probability of occurrence is associated to the base scenario, while the extreme scenarios have a lower probability than the more moderate scenarios.

The methodology used for the generation of the local scenarios is based on the Methodology Framework of the Corporate Research Service and is applied to the loan portfolio with the exception of loans from the Corporate and Investment Banking segment which uses global scenarios as defined by the Santander Group.The probabilities for the scenarios must total 100% and be symmetrical.

Local scenario		Global scenario
	Probability weighting		Probability weighting
Favorable scenario 2	10%	Favorable scenario 1	10%
Favorable scenario 1	15%	Base scenario	20%
Base scenario	50%	Unfavorable scenario 1	70%
Unfavorable scenario 1	15%
Unfavorable scenario 2	10%

As of September 2022, the Bank has updated the macro-economic information and scenarios, resulting in an increase of ECL allowance of MCh$73,000, which were covered with post-model adjustement (overlay) previously recorded. As of December 31, 2022, the Bank maintains MCh$91,351 in residual overlays, to face future macro-economic information and scenarios updates.

In the course of 2021, the Bank updated the macro-economical scenarios, and the post-model adjustment (overlays) established at the end of 2020 were released in the second half of 2021.

The ECL allowance sensibility to future macro-economic conditions is as follows:

	As of December 31,
	2022	2021
	MCh$	MCh$
Reported ECL allowance	1,153,593	1,051,702
Gross carrying amount	38,872,033	36,628,705

Reported ECL Coverage	2.97%	2.87%

ECL amount by scenarios
Favorable scenarios 2	1,034,417	926,695
Favorable scenarios 1	1,061,899	994,883
Base scenarios	1,138,881	1,061,809
Unfavorable scenarios 2	1,227,979	1,144,741
Unfavorable scenarios 2	1,268,948	1,204,015

Coverage ratio by scenarios
Favorable scenarios 2	2.68%	2.55%
Favorable scenarios 1	2.75%	2.71%
Base scenarios	2.95%	3.05%
Unfavorable scenarios 2	3.19%	2.86%
Unfavorable scenarios 2	3.29%	3.15%

k.	Analysis of risk concentration

The following table shows the risk concentration by industry, and by stage before ECL allowance of loans and account receivable from customers and Interbak loans at amortised cost:

	As of December 31,
	2022				2021
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Commercial loans
Agriculture and livestock	487,463	103,160	64,524	655,147	490,225	159,158	54,863	704,247
Fruit cultivation	430,046	148,116	52,404	630,566	483,684	156,621	32,564	672,869
Forest	134,192	20,162	16,402	170,756	142,705	23,292	12,288	178,285
Fishing	261,651	13,479	9,268	284,398	244,555	22,209	4,519	271,283
Mining	241,704	11,590	7,160	260,454	202,599	6,683	6,067	215,348
Oil and natural gas	88,588	1	145	88,734	89,635	-	16	89,651
Manufacturing Industry:
Food, beverages and tobacco	316,574	45,972	14,896	377,442	326,347	22,769	14,990	364,107
Textile, leather and footwear	65,269	12,102	6,029	83,400	84,338	10,629	6,641	101,608
Wood and furniture	75,962	4,676	5,327	85,965	83,337	4,957	6,036	94,330
Cellulose, paper and printing	50,984	9,977	4,864	65,825	57,520	10,195	5,459	73,173
Chemicals and petroleum derivatives	147,113	5,631	1,185	153,929	142,581	5,804	790	149,175
Metallic, non-metallic, machinery, or other	323,717	15,678	23,511	362,906	471,646	15,420	15,055	502,121
Other manufacturing industries	201,044	15,245	20,210	236,499	221,399	21,643	15,491	258,533
Electricity, gas, and wáter	881,647	14,178	5,952	901,777	650,654	37,948	6,868	695,470
Home building	181,933	33,493	24,103	239,529	242,787	22,373	16,746	281,906
Non-residential construction	537,110	34,437	57,723	629,270	587,446	55,120	45,890	688,456
Wholesale trade	1,368,044	161,570	147,330	1,676,944	1,538,052	182,403	120,680	1,841,135
Retail trade, restaurants and hotels	1,366,605	86,124	89,924	1,542,653	1,182,087	124,861	87,689	1,394,637
Transport and storage	625,506	90,913	59,141	775,560	626,278	123,778	32,195	782,251
Telecommunications	334,065	16,522	7,446	358,033	294,247	21,488	6,392	322,127
Financial services	374,770	4,166	2,864	381,800	891,411	3,478	3,576	898,465
Real estate services	2,221,740	210,683	197,360	2,629,783	2,245,893	201,914	148,774	2,596,581
Social services and other community services	4,461,722	364,291	300,197	5,126,210	3,794,435	411,783	271,665	4,477,883
Subtotal	15,177,449	1,422,166	1,117,965	17,717,580	15,093,862	1,644,526	915,253	17,653,641
Mortgage loans	14,672,080	367,467	689,462	15,729,009	12,966,599	367,838	541,737	13,876,174
Consumer loans	4,826,096	217,866	238,850	5,282,812	4,603,595	178,513	217,139	4,999,247
Total	34,675,625	2,007,499	2,046,277	38,729,401	32,664,056	2,190,877	1,674,129	36,529,062

l.	Collateral and other credit enhancement

Banco Santander controls the credit risk using collateral in its operations. Each business unit is responsible for credit risk management and formalizes the use of collateral in its lending policies. Guidelines are in place covering the acceptability and valuation of each type of collateral.

Banco Santander uses guarantees in order to increase their resilience in the subject to credit risk operation. The guarantees can be used fiduciary, real, legal structures with power mitigation and compensation agreements. The Bank periodically reviews its policy guarantees by technical parameters, normative and also its historical basis, to determine whether the guarantee is legally valid and enforceable.

Credit limits are continually monitored and changed in customer behavior function. Thus, the potential loss values represent a fraction of the amount available.

Collateral refers to the assets pledged by the customer or a third party to secure the performance of an obligation. The main type of collateral obtained are the following:

●	For securities lending and reverse repurchase transactions, cash or securities

●	For corporate and small business lending, charges over real estate properties, inventory and trade receivables and, in special circumstances, government guarantees

●	For retail lending, mortgages over residential properties

The following table show the maximum exposure to credit risk by class of financial asset, associated collateral and the net exposure to credit risk:

	As of December 31,
	2022				2021
	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Interbank loans	32,991	-	32,991	1	428	-	428	-
Commercial loans	17,684,589	9,945,505	7,739,084	661,566	17,724,326	10,171,168	7,553,158	603,633
Mortgage loans	15,729,009	15,358,111	370,898	162,756	13,876,174	13,331,941	544,233	143,658
Consumer Loans	5,282,812	593,660	4,689,152	328,944	4,999,247	619,624	4,379,623	304,411
Contingemt loans exposure	3,048,383	476,327	2,572,056	44,997	2,580,613	427,271	2,153,342	52,205
Total	41,777,784	26,373,603	15,404,181	1,198,264	39,180,788	24,550,004	14,630,784	1,103,907

(*) Includes Loans and account receivable at FVOCI

One very important example of financial collateral is the collateral agreement. Collateral agreements comprise a set of highly liquid instruments with a certain economic value that are deposited or transferred by a counterparty in favor of another party in order to guarantee or reduce any counterparty credit risk that might arise from the portfolios of derivative transactions between the parties in which there is exposure to risk.

Collateral agreements vary in nature but, whichever the specific form of collateralization may be, the ultimate aim, as with the netting technique, is to reduce counterparty risk.

Transactions subject to a collateral agreement are assessed periodically (normally on a daily basis). The agreed-upon parameters defined in the agreement are applied to the net balance arising from these assessments, from which the collateral amount (normally cash or securities) payable to or receivable from the counterparty is obtained.

For real estate collateral periodic re-appraisal processes are in place, based on the actual market values for the different types of real estate, which meet all the requirements established by the regulator.

Specifically, mortgage loans are secured by a real property mortgage, and threshold mitigate counterparty credit risk of derivative instruments.

Personal guarantees and credit derivatives

Personal guarantees are guarantees that make a third party liable for another party’s obligations to the Bank. They include, for example, security deposits and standby letters of credit. Only guarantees provided by third parties that meet the minimum requirements established by the supervisor can be recognised for capital calculation purposes.

Credit derivatives are financial instruments whose main purpose is to hedge credit risk by buying protection from a third party, whereby the Bank transfers the risk of the issuer of the underlying instrument. Credit derivatives are OTC instruments, i.e. they are not traded in organized markets.

Credit derivative hedges, mainly credit default swaps, are entered into with leading financial institutions. According to the Bank’s policy when an asset (real state) is repossessed are transferred to assets held for sale at their fair value less cost to sell as non-financial assets at the repossession date (assets received in lieu of payments).

Assets Received in Lieu of Payment

Assets received or awarded in lieu of payment of loans and accounts receivable from clients are recognised at their fair value (as determined by an independent appraisal). The excess of the outstanding loan balance over the fair value is charged to net income for the period, under “Provision for loan losses”. Any excess of the fair value over the outstanding loan balance, less costs to sell of the collateral, is returned to the client. These assets are subsequently adjusted to their net realizable value less cost to sale (assuming a forced sale).

At December 31, 2022, assets received or awarded in lieu of payment amounted to Ch$35,622 million (gross amount: Ch$36,804 million; allowance: Ch$1,182 million). At December 31, 2021, assets received or awarded in lieu of payment amounted to Ch$27,414 million (gross amount: Ch$27,820 million; allowance: Ch$406 million).

m.	Maximum exposure to credit risk

Financial assets and off-balance sheet commitments

For financial assets recognised in the Consolidated Statements of Financial Position, maximum credit risk exposure equals their carrying value. Below is the distribution by financial asset and off-balance sheet commitments of the Bank’s maximum exposure to credit risk as of December 31, 2022 and 2021, without deduction of collateral, security interests or credit improvements received:

		As of December 31,
		2022	2021
		Amount of exposure	Amount of exposure
	Note	MCh$	MCh$
Deposits in banks	4	1,982,942	1,998,235
Cash items in process of collection	4	843,816	390,271
Financial assets for trading at FVTPL	5
Financial derivative contracts		11,672,960	9,494,471
Financial assets held for trading		154,046	73,347
Financial assets at FVOCI	6
Debt financial instruments		5,800,733	5,803,139
Other financial instruments		142,306	99,375
Financial derivative contracts for hedge accounting	7	477,762	629,136
Financial assets at amortised cost	8
Debt financial instruments		4,867,591	4,691,730
Interbank loans		32,990	428
Loans and account receivable at amortised cost /		37,543,144	35,577,003
Off-balance commitments:
Letters of credit issued		255,522	323,531
Foreign letters of credit confirmed		1,476,599	53,777
Performance guarantees		8,974,077	1,390,410
Available credit lines		924,173	8,986,535
Personal guarantees		1,617	579,051
Other irrevocable credit commitments		313,345	265,517
Total		75,463,623	70,355,956

Foreign derivative contracts

As of December 31, 2022, the Bank’s foreign exposure -including counterparty risk in the derivative instruments’ portfolio- was USD 9,037 million or 11.22% of its assets. In the table below, exposure to derivative instruments is calculated by using the equivalent credit risk; which equals the replacement carrying amount plus the maximum potential value, considering the cash collateral that minimizes exposure.

Below, there are additional details regarding our exposure for those countries classified above 1 and represents our majority of exposure to categories other than 1. As of December 31, 2022, considering fair value of derivative instruments.

Country	Classification	Derivative Instruments (adjusted to market)	Deposits	Loans	Financial investments	Total Exposure
		US$ millions
Hong Kong	2	-	9	12.00	-	21.00
Italy	2	-	1	-	-	1.00
Mexico	3	3	-	-	-	3.00
China	2	-	-	11.00	-	11.00
Total		3	10	23.00	-	36.00

Our exposure to the group is as follows:

Counterpart	Country	Classification	Derivative instruments (market adjusted)	Deposits MUSD	Loans MUSD	Financial Investments MUSD	Exposure MUSD
			US$ millions
Banco Santander Hong Kong	Hong Kong	2	-	9	-	-	9
Banco Santander Mexico	Mexico	3	3	-	-	-	3
Banco Santander EEUU	EEUU	1	88	250	-	-	338
Santander UK	UK	1	-	2	-	-	2
Banco Santander España	Spain	1	225	36	-	-	261

The total amount of this exposure to derivative instruments must be compensated daily with collateral and, therefore, there is no credit exposure.

As of December 31, 2022, we had no applicable sovereign exposure, no unfunded exposure, no credit default protection and no current developments.

Security interests and credit improvements

The maximum exposure to credit risk is reduced in some cases by security interests, credit improvements, and other actions which mitigate the Bank’s exposure. Based on the foregoing, the creation of security interests are a necessary but not a sufficient condition for granting a loan; accordingly, the Bank’s acceptance of risks requires the verification of other variables and parameters, such as the ability to pay or generate funds in order to mitigate the risk being taken on.

The procedures used for the valuation of security interests utilize the prevailing market practices, which provide for the use of appraisals for mortgage securities, market prices for stock securities, fair value of the participating interest for investment funds, etc. All security interests received must be instrumented properly and registered on the relevant register, as well as have the approval of legal divisions of the Bank.

The risk management model includes assessing the existence of adequate and sufficient guarantees that allow recovering the credit when the debtor’s circumstances prevent them from fulfilling their obligations.

The Bank has classification tools that allow it to group the credit quality of transactions or customers. Additionally, the Bank has historical databases that keep this internally generated information to study how this probability varies. Classification tools vary according to the analyzed customer (commercial, consumer, SMEs, etc.).

Below is the detail of security interests, collateral, or credit improvements provided to the Bank as of December 31, 2022 and 2021:

	As of December 31,
	2022	2021
	MCh$	MCh$
Non-impaired financial assets
Properties/mortgages	28,012,572	27,013,636
Investments and others	4,441,058	1,813,714
Impaired financial assets
Properties/ mortgages	2,009,968	1,715,628
Investments and others	274,296	69,083
Total	34,737,894	30,612,061

Credit risk mitigation techniques

The Bank applies various methods of reducing credit risk, depending on the type of customer and product. As we shall see, some of these methods are specific to a particular type of transaction (i.e., real estate guarantees) while others apply to groups of transactions (i.e., netting and collateral arrangements).

Liquidity risk

Liquidity risk is the risk of incurring losses resulting from the inability to meet payment obligations in a timely manner.

Liquidity risk management

The Bank’s approach to liquidity management is to ensure-- whenever possible--to have enough liquidity on hand to fulfill its obligations at maturity, in both normal and stressed conditions, without entering into unacceptable debts or risking the Bank’s reputation. The Board establishes limits on the minimal part of available funds close to maturity to fulfill payments as well as over a minimum level of interbank operations and other loan facilities that should be available to cover transfers at unexpected demand levels. This is constantly reviewed by the Assets and liabilities Committee. Additionally, the Bank must comply with the regulation limits established by the FMC for maturity mismatches.

The limits establishment is conceived as a dynamic process that responds to risk appetite considered acceptable by the Bank and its entities.The limit system allows knowing at all times the level of exposure in which each entity incurs against liquidity risks. In addition, the Bank includes alert indicators by concentration of: counterparties, type of products and terms, wiith the objective of diversifying the sources of financing and its maturity structure.

The Bank monitors liquidity position on a daily basis, determining the future inflows and outflows. Also, at the month-end, stress tests are performed, considering different scenarios in normal market conditions and fluctuation conditions (stress).

The Bank have internal liquidity limits that must be met at all times by Financial Management and Treasury. The Market Risk Management calculates and control of internal limits usage as well as verifies their compliance and communicates the status to senior management and the Board of Directors.

At the beginning of the year, the limits are proposed by the Market Risk Management, approved in the ALCO Committee and ratified at the highest level.

The liquidity limits and early warning indicators and management measures defined internally can be grouped as follows:

●	Limits associated with concentration and mismatches of cash flows and liquidity of the Bank’s operations.

●	Liquidity Management Tools, which is a Structural liquidity or Financing Chart, whose objective is to determine the Bank’s structural liquidity position and allow active management, is an essential mechanism to ensure permanently the assets’s financing in optimal conditions.

●	Early warning indicators associated with risks concentration and used as detection and anticipation tool of potential liquidity stress situations and, if necessary, the activation of the Liquidity Contingency Plan.

The Market Risk Management establishes and updates the Liquidity Management Policy (PAL). The review and update is performed once a year. However, at any time it could be updated upon request, if any of the areas involved by the PAL have identified a required modification. The PAL is approved by the Board of Directors.

The Market Risk Management provides all necessary tools for the statistical analysis required by local liquidity regulations. The validity of the models are reviewed once a year. The conclusions must be approved by the Board of Directors.

In normal liquidity periods, the Financial Management Department applies the policies and perform the actions required to comply with internal and regulatory limits. If a situation is identified, even at low level, the Liquidity Crisis Committee applies the necessary actions to face potential liquidity deficits or restrictions, and contingency plans to control emergency situations, along with reporting situations to senior management and the respective committees.

Measurement and control of liquidity risk

1.	Term mismatches subject to regulatory limits

The Regulatory Liquidity Ratio measures the mismatches of the inflows and outflows in relation to regulatory capital. In accordance with current regulations, the 30-day mismatch cannot exceed once the regulatory capital of the Bank, both for national and foreign currency, and the 90-day mismatch cannot exceed it twice. As of December 31, 2022 and 2021, the mismatches are:

	As of December 31,
	2022	2021
	%	%
30-day	-	1
30-day foreign currency	-	2
90-day	-	2

2.	Monitoring indicators and liquidity ratio subject to regulatory limits

An important component for liquidity risk management is High Quality Liquid Assets (ALAC). These are balance sheet assets, mainly financial investments that are not pledged as collateral, with low credit risk, and with a deep secondary market.

These assets are divided into three levels in accordance with Basel III standards, with Level 1 assets being the most liquid and Level 3 assets being the least liquid. Level 1 assets are bonds from Chilean Goverment entities, Central Bank bonds and United States Treasury bonds.

	As of December 31,
ALAC	2022	2021
	MCh$	MCh$
Level 1: cash and cash equivalent	1,453,265	1,106,152
Level 2: fixed income	5,424,452	1,223,824
Level 2: fixed income	8,066	9,792
Total	6,885,783	2,339,768

3.	Liquidity Coverage Ratio (LCR)

The Liquidity Coverage Ratio (LCR) is a measurement of liquid assets over 30-day net outflows. It is used by banks globally, as part of the Basel III standards. The requirements were gradually implemented, reaching 100% in 2022.

The objective of the LCR is to promote the short-term resistance of Banks’ liquidity risk profile. The LCR ensures that organizations have an adequate pool of unencumbered, High-Quality Liquid Assets, which can be readily and immediately converted to cash in private markets, in order to meet short-term liquidity needs.

	As of December 31,
Liquidity Coverage Ratio	2022	2021
	%	%
LCR	175	149

Banco Santander Chile’s RCL indicator was above the minimum required for 2021 and already above the 100% required for 2022. This reflects the conservative liquidity policies imposed by the Board of Directors, through the Assets and Liabilities Committee.

4. Net Stable Funding Ratio (NSFR)

This indicator is required by Basel III and provides a sustainable maturity structure for assets and liabilities, so that banks maintain a stable funding profile in relation to their activities.

The Central Bank and the CMF defined a minimum NSFR level of 60% for 2022, reaching 100% by 2026.

	As of December 31,
Net Stable Funding Ratio	2022	2021
	%	%
NSFR	116	111

5. Information on the liquidity situation according to the requirements of the BCCH

i. Term mismatches

On March 8, 2022, the BCCh published Rules on the Management and measurement of the liquidity position of banking companies that modernize the liquidity regulation, aligning regulatory requirements of the CMF under Basel III implementation process.

In accordance with the provision of the BCCh, the liquidity position is measured and controlled through the difference between the cash outflows, related to liabilities and expense accounts, and cash inflows, which are related to asset and income accounts, for a certain term or time band, which is refered as term mismatch.

The liquidity policy on an Adjusted Base was presented and approved by the Board of Banco Santander Chile. Term mismatches are calculated severally for local currency and foreign currency.

Term mismatches will be made on the following time bands:

-	First time band: up to 7 days, inclusive

-	Second time band: from 8 days to 15 days, inclusive

-	Third time band: from 16 days to 30 days, inclusive

-	Fourth time band: from 31 days to 90 days, inclusive

	As of December 31, 2022
	Individual			Consolidated
	Up to 7 days	Up to 15 days	Up to 30 days	Up to 7 days	Up to 15 days	Up to 30 days
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash flow receivable (assets) and income	9,123,887	1,805,516	3,552,792	9,269,188	1,804,580	3,514,336
Cash flow payable (liabilities) and expenses	9,295,580	1,855,664	2,702,150	9,320,125	1,855,664	2,707,135
Mismatch	(171,693)	(50,148)	850,642	(50,937)	(51,084)	807,201

Mismatch affected by limits			628,801			705,180
Limits:
1 time capital			4,128,808			4,238,372
Margin available			4,757,609			4,943,552
% used			15%			17%

	As of December 31, 2021
	Individual			Consolidated
	Up to 7 days	Up to 15 days	Up to 30 days	Up to 7 days	Up to 15 days	Up to 30 days
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash flow receivable (assets) and income	8,075,378	2,192,356	2,098,212	8,239,806	2,156,255	2,052,735
Cash flow payable (liabilities) and expenses	10,499,423	1,558,043	1,717,827	10,655,776	1,557,680	1,714,384
Mismatch	(2,424,045)	634,313	380,385	(2,415,970)	598,575	338,351

Mismatch affected by limits			(1,409,346)			(1,479,044)
Limits:
1 time capital			3,359,436			3,359,436
Margin available			1,950,090			1,880,392
% used			42%			44%

ii. Composition of financing sources

The main sources of financing with third parties are the following:

	As of December 31,
Main sources of financing	2022	2021
	MCh$	MCh$
Deposits and other demand obligations	14,086,226	17,900,938
Time deposits	12,978,790	10,131,055
Bank obligations	8,864,765	8,826,583
Debt instruments issued and regulatory capital	9,490,009	8,989,528
Total	45,419,790	45,848,104

The BCCh has authority to require banks to maintain reserves of up to 40% on average for demand deposits and up to 20% for time deposits to implement monetary measures. Also, if the aggregate amount of demand deposits exceeds 2.5 times the amount of a bank’s regulatory capital, it must maintain a 100% “technical reserve” in Central Bank bonds and notes.

As of December 31, 2022 and 2021, the Central Bank has required the Bank to maintain a technical reserve of $0 million and $4,278,104 million, which represents 0% and 15.3% of deposits, respectively.

The volume and composition of liquid assets are presented above. The liquidity coverage ratio is presented above.

6. Maturity of financial assets and liabilities

The maturity of financial assets and liabilities, and other commercial commitments is disclore in Note 23.

Operational risk

The Bank defines operational risk as the risk of losses arising from defects or failures in its internal processes, people, systems or external events, thus covering risk categories such as operational incidents, cloud computing, cybersecurity, business continuity, outsourcing of strategic and non-strategic services.

Operational risk is inherent to all products, activities, processes and systems and is generated in all business and support areas. For this reason, all employees are responsible for managing and controlling the operational risks generated in their sphere of action. The Bank’s goal in terms of operational risk management and control is focused on identifying, evaluating and mitigating sources of risk, regardless of whether they have materialized or not. The analysis of operational risk exposure contributes to the establishment of risk management priorities.

Operational risk management

The operational risk model regulates the necessary elements for adequate management and control of operational risk, aligned with advanced regulatory standards and best management practices, and includes the following phases:

●	strategy and planning.

●	identification, assessment and monitoring of risks and internal controls.

●	implementation and monitoring of mitigation measures.

●	availability of information, adequate reports and escalation of relevant issues.

The main operational risk tools used are:

-	Internal events database. Record of operational risk events with financial impact (all losses are recorded, regardless of their amount) or non-financial (such as regulatory impact on customers and/or services). This information:

»	allows root cause analysis.

»	increases awareness of risks.

»	allows escalation of relevant operational risk events to the senior management of the Risk division with maximum immediacy

»	facilitates regulatory reporting.

-	Self-assessment of operational risks and controls. Qualitative process that evaluates the main operational risks associated with each function, the situation of the control environment and its assignment to the different functions within the Bank, through the criteria and experience of a group of experts from each function.

The objective is to identify and assess material operational risks that could prevent business or support units from achieving their objectives. Once the risks and the internal controls that mitigate them have been evaluated, mitigation measures are identified in the event that the risk levels are above the tolerable level.

This process integrates specific operational risk reviews that allow a cross-sectional identification of risks, especially technological risks, fraud, supplier risk and factors that could lead to other operational risks, as well as specific regulatory non-compliance.

-	External events database. Quantitative and qualitative information on external operational risk events. The database allows a detailed and structured analysis of the relevant events that have occurred in the sector, the comparison of the loss profile, and the adequate preparation of the self-assessment exercises and scenario analysis.

-	Analysis of operational risk scenarios. Its objective is to identify events with a very low probability of occurrence that could generate significant losses for the Bank, as well as to establish adequate mitigation measures, through the evaluation and expert opinion of the business lines and risk managers.

-	A statement establishing that the Bank has the commitment to control and limit non-financial risk events that lead or may lead to financial losses; fraud events, operational and technological incidents; legal and regulatory violations; conduct problems or damage to reputation. Although a certain volume of losses is expected, unexpected high severity losses as a result of control failure are not acceptable.

-	Recommendations from internal audit, external audit and regulators. They provide relevant independent information on inherent and residual risk and identify areas for improvement in controls and processes.

-	Capital model: a model that includes the Bank’s risk profile, based mainly on information collected in the internal loss database, external data and scenarios. The main application of the model is to determine the economic capital for operational risk and the estimate of expected and stressed losses, which are used in the operational risk appetite.

-	Other specific instruments that make it possible additionally analyze and manage operational risk, including the evaluation of new products and services, the management of business continuity plans, the review and update of the perimeter and review processes of the quality of the operational risk programme.

-	The Bank’s operational risk management and reporting system supports operational risk management programmes and tools with a focus on governance, risk, and compliance. It provides information for management and reporting, and contributes to improving decision-making in operational risk management, consolidating information, simplifying the process and avoiding duplication.

Operational continuity plan

The digital transformation is revolutionizing the way banks operate, presenting new business opportunities, but at the same time a wide range of emerging risks, such as technological risks, cyber risks and an increasing dependence on suppliers, which increases exposure to events that may affect the provision of services to our customers.

The Bank is highly committed to guaranteeing a robust control environment in accordance with the best industry standards, which allows us to reinforce our operational resistance against potential disruption events and thus ensure the adequate provision of services to our clients and stability of the system.

A main pillars is a business continuity management system aimed to guaranteeing the continuity of business processes in the event of a disaster or serious incident. This process identifies potential impacts that threaten the entity and its supplies, and provides the correct protocols and governance that ensure effective response capability. Its main objectives are:

-	Protect the integrity of people in a contingency situation.

-	Guarantee that the main functions are performed and minimize the impact over clients’services in case of contingency.

-	Satisfy the Bank’s obligations with its employees, clients, shareholders and other interest groups.

-	Comply with regulatory obligations and requirements.

-	Minimize the potential economic losses for the entity and its impact on the business.

-	Protect the brand image, credibility and trust in the entity.

-	Reduce the operational effects by providing effective procedures, priorities and strategy for the recovery and restoration of business operations after a contingency.

-	Contribute to stabilizing the financial system.

The pandemic challenged the frameworks and strategies of the business continuity plans and, although some of the protocols had to be adapted, this crisis has shown that the Bank has a robust business continuity management system.

Relevant mitigation measures

The Bank, through internal operational risk management tools and other external sources of information, implements and monitors mitigation measures related to the main sources of risk.

The transformation and digitalization of the business entail new risks and threats, such as the increase in payment fraud and origination fraud (credits). To mitigate these risks, we have improved control mechanisms and designed new products.

The use of reinforced authentication processes in the customer registration process and reinforcement of anti-fraud alerts in origination are increasingly widespread resources to mitigate the risk of fraud.

In the case of cards, the use of chip cards and numeric code in shops and ATMs has become widespread, two-step authentication with one-time passwords (dynamic verification passwords), security reinforcement in ATMs by incorporating physical protection and anti-skimming elements, as well as improvements in the logical security of the devices.

In the case of office banking (online services), verification of online banking transactions with a second security factor of one-time passwords, application of specific protection measures for mobile banking, such as the identification and registration of customer devices, monitoring of the security of the e-banking platform to avoid attacks on the systems, among others.

Cybersecurity

It is expected that cybersecurity threats will increase and the financial sector will be one of the main targets. This, together with the greater dependence on digital systems, makes cybersecurity one of the main non-financial risks of the business. For this reason, our objective is to make the Bank a cyber-resilient organization that can resist, detect and respond quickly to cyber-attacks, with constant evolution and improvement of its defenses.

Outsourcing of services

Continuing with our digitization strategy, the Bank’s objetive is offer the best solutions and products on the market to our clients. This means an increase in the services provided by third parties and the intensive use of new technologies such as cloud services. Due to the increase in cyber risks and regulatory requirements, we have updated and strengthened the supplier management framework, the internal control framework and the risk culture to ensure that the risks associated with contracting third parties are adequately assessed and managed.

The Bank has identified those suppliers that could present a higher level of exposure for our operations and for the services provided to our clients and has reinforced monitoring of these suppliers to ensure that:

●	They present an adequate control environment, depending on the level of risk of the service they provide.

●	There are business continuity plans that guarantee service delivery in case of disruption events.

●	They have controls aimed to guaranteeing the protection of sensitive information processed during the provision of the service.

●	Contracts and agreements with third parties include the necessary clauses to protect the interests of the Bank and our customers, while providing coverage for current legal obligations.

●	There are exit strategies, which include service reversion or migration plans, in the case of services with a strong impact on business continuity and high substitution complexity.

Insurance

In order to respond to the operational risk and other risks generated in the Bank’s own operations, material damage insurance, general civil liability, fraud, expenses derived from cybersecurity breaches, third-party claims against executives, among others, have been contracted.

Exposure to net loss, gross loss and recovery of gross loss due to operational risk event

	As of December 31,
	2022	2021
	MCh$	MCh$
Expenses for the gross loss period due to operational risk events
Internal fraud	91	51
External fraud	8,513	5,469
Labor Practices and Business Safety	8,095	4,089
Clients, products and business practices	789	256
Damage to physical assets	221	236
Business interruption and system failures	981	177
Process execution, delivery and management	3,624	11,185
Subtotal	22,314	21,463

Recoveries of expenses in the period due to operational risk events
Internal fraud	-	568
External fraud	2,194	3,975
Labor Practices and Business Safety	1,391	874
Clients, products and business practices	673	243
Damage to physical assets	-	8
Business interruption and system failures	2	33
Process execution, delivery and management	809	2,934
Subtotal	5,069	8,635

Net loss from operational risk events	17,245	12,828

Capital risk

The Bank defines capital risk as the risk that the Bank or any of its companies may have an insufficient amount and/or quality of capital to: meet the minimum regulatory requirements in order to operate as a bank; respond to market expectations regarding its creditworthiness; and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

The objectives in this connection include most notably:

●	To meet the internal capital and capital adequacy targets

●	To meet the regulatory requirements

●	To align the Bank’s strategic plan with the capital expectations of external agents (rating agencies, shareholders and investors, customers, supervisors, etc.)

●	To support the growth of the businesses and any strategic opportunities that may arise

The Bank has a capital adequacy position that surpasses the levels required by regulations.

Capital management seeks to optimize value creation at the Bank an at its different business segment. The Bank continuously evaluates it risk-return ratios through its basic capital, effective net equity, economic capital and return on equity. The Bank is conducting its internal process based on the FMC standards which are based on Basel Capital Accord (Basel III). Economic capital is the capital required to support all the risk of the business activity with an appropriate solvency level.

Capital is managed in accordance with the risk environment, Chile’s economic performance and the economic cycle.

The respective Committee may amend our current capital policies to address changes in the aforementioned risk environment.

Capital risk management

The Bank has an Executive Capital Committee which is in charge of supervising, authorising and assessing all aspects related to capital and solvency. The Board of Directors has delegated to ALCO the knowledge and evaluation of the level of capital and profitability in accordance with the Bank’s strategy. The CIR monitors and is responsible for the limits of primary and secondary metrics based on risk appetite.

Capital management is based on a Capital Framework whose objective is to ensure that the level of capital, structure and composition are adequate at any time considering the Bank’s risk profile and under different scenarios, guaranteeing compliance with both the minimum requirements regulations such as risk appetite and the Recovery Plan, and that are in line with the interests of all stakeholders and support the growth strategy defined by the Bank.

The capital model defines the functional and governance aspects regarding the activities of capital planning, budget execution and monitoring, capital adequacy analysis, capital measurement and Reporting and disclosure of information related to capital.

This model covers the main capital management activities:

1.	Establish the Bank’s solvency and capital contribution objectives aligned with the minimum regulatory requirements and with internal policies, to guarantee a solid level of capital, consistent with the Bank’s risk profile, and an efficient use of capital in order to maximize shareholder value.

2.	Develop a capital plan to achieve the objectives consistent with the strategic plan.

3.	Capital adequacy assessment to ensure that the capital plan is consistent with the Bank’s risk profile and its risk appetite (also stress scenarios).

4.	Develop a capital budget as part of the Bank’s budget process.

5.	Monitoring and controling budget execution and preparation of action plans to correct any deviation from the budget.

6.	Calculation of capital metrics.

7.	Preparation of internal capital reports, as well as reports for the supervisory authorities and for the market.

In addition, the Bank has developed the necessary policies to contribute to management and compliance with capital management strategies and objectives, including: Capital adequacy policy, Capital Planning Policy, Policy for managing impairment situations Capital, Capital Monitoring Policy and Dividend Policy.

BASEL III implementation

In January 2019, a new version of the General Banking Law (LGB) was published. The most relevant change is the adoption of the capital levels established in the Basel III standards. During 2020, the final versions of the regulations for new capital models for Chilean banks were published.

According to the new General Banking Law (updated through Law 21,130), the minimum capital requirements have increased in terms of quantity and quality. Total regulatory capital remains at 8% of risk-weighted assets, but includes credit, market and operational risk. The minimum Tier 1 capital increased from 4.5% to 6% of risk-weighted assets, of which up to 1.5% may be Additional Tier 1 (AT1), either in the form of preferred stocks or perpetual bonds, which may be convertible into shares. Tier 2 capital is now set at 2% of risk-weighted assets.

Additional capital requirements are incorporated through a conservation buffer of 2.5% of risk-weighted assets. In addition, the Chilean Central Bank, prior agreement with the FMC, can establish an additional countercyclical buffer of up to 2.5% of risk-weighted assets. Both buffers must be composed of core capital.

In addition, the FMC was empowered, with the favorable agreement of the Council of the Chilean Central Bank, to define, through regulations, the new methodologies for calculating assets weighted by credit, market and operational risk; the issuance conditions of AT1 hybrid instruments, the determination and capital charges for local systemically important banks, prudential discounts to regulatory capital and require additional measures, including greater capital, to banks that present deficiencies in the supervisory capital evaluation process (Pillar II).

Pillar II aims to ensure that banks maintain a level of capital in accordance with their risk profile, and encourage the development and use of adequate processes for monitoring and managing the risks faced. The banks are responsible for developing a internal evaluation process of their capital adequacy, and supervisors must examine banks’ internal strategies and evaluations and early intervene when they are not satisfied with the result of the process. Supervisors may require additional capital to the minimum required, in order to guarantee a sufficient level to face risks, especially in adverse credit cycles.

The result will be a simplified report with the conclusions of the self-assessment process, which in its first version of 2021 will only include credit risk, and 2022’s report the Pillar I risks. From 2023 the full report will be required.

Pillar III promotes market discipline and financial transparency through the disclosure of significant and timely information, allowing users of the information to know the risk profile of local banking institutions together with their capital structure, thus reducing information asymmetries. Banks must publish the first Pillar 3 document with information corresponding to the January-March 2023 period.

The new regulations for calculating risk-weighted assets began to apply in December 2021, for which the Bank worked on the implementation of the regulations through a multidisciplinary group, which carried out the required developments, including the implementation of the files designed by the regulator for this purpose.

Capital metrics

Minimum required capital

According to the General Banking Law, a bank must have a minimum of UF800,000 (approximately $26,469 million or US$28 million as of December 31, 2022) of paid-in capital and reserves, calculated in accordance with the FMC Regulations.

Capital requirement

Under the General Banking Law, banks must maintain regulatory capital of at least 8% of risk-weighted assets, net of required credit losses, as well as a paid-in capital and reserve requirement (“tire capital”) of at least 3% of total assets, also net of credit losses. Regulatory capital and basic capital are calculated on the basis of the Consolidated Financial Statements. As we are the result of a merger between two predecessors with significant market shares in the Chilean market, we are currently required to maintain a minimum regulatory capital to risk-weighted assets ratio of 11%.

Regulatory capital is defined as the aggregate of:

-	the paid-in capital and reserves of a bank, excluding capital attributable to foreign subsidiaries and branches or core capital;

-	subordinated bonds, valued at their placement price (but decreasing by 20.0% for each year during the period beginning six years before maturity), for an amount of up to 50.0% of its basic capital;

-	voluntary provisions for credit losses in the amount of up to 1.25% of risk-weighted assets.

As of December 1, 2021, the definition of regulatory capital changed and is defined as follows:

-	Paid-in capital of the bank for common shares subscribed and paid;

-	Premium paid for the instruments included in this capital component;

-	Reserves, both non-revenue and from profits, for depreciation of bonds with no fixed maturity period and for expiration of bonds with no fixed maturity period;

-	“Other accumulated comprehensive income” items;

-	Retained earnings from prior years, profit (loss) for the year, net of provisions for minimum dividends, revaluation of bonds with no fixed maturity period and payment of interest and/or dividends from financial instruments issued with regulatory capital;

-	The non-controlling interest as indicated in the Compendium of Accounting Standards (CNC).

Total assets, risk-weighted assets, and components of effective equity

	Total assets, risk-weighted assets and components of effective equity according to Basel III	Consolidated global	Consolidated global
		31-12-2022	31-12-2021
		MCh$	MCh$
1	Total assets according to the statement of financial position	68,164,604	63,971,270
2	Investment in subsidiaries that are not consolidated	-	-
3	Assets discounted from regulatory capital, other than item 2	12,270,810	10,014,280
4	Credit equivalents	2,890,350	2,795,989
5	Contingent credits	2,776,542	4,605,506
6	Assets generated by the intermediation of financial instruments	243,345	25,731
7	= (1-2-3+4+5-6) Total assets for regulatory purposes	61,317,340	61,332,754
8.a	Assets weighted for credit risk, estimated according to the standard methodology (RAW)	28,401,718	29,019,933
8.b	Assets weighted for credit risk, estimated according to internal methodologies (AWCR)	-	-
8	Market Risk Weighted Assets (MRWA)	5,554,604	5,599,484
10	Operational Risk Weighted Assets (OPWA)	4,070,594	3,316,895
11.a	= (8.a/8.b+9+10) Risk Weighted Assets (RWA)	38,026,916	37,936,312
11.b	= (8.a/8.b+9+10) Risk-weighted assets, after applying the output floor (RWA)	38,026,916	37,936,312
12	Shareholders equity	4,128,808	3,400,220
13	Non-controlling interest	109,563	94,360
14	Goodwill	-	-
15	Excess minority investment	-	-
16	= (12+13-14-15) Common Equity Equivalent Tier 1 Capital (CET1)	4,238,371	3,494,580
17	Additional deductions to common equity tier 1, other than item 2	25,455	-
18	= (16-17-2) Common Equity Tier 1 (CET1)	4,212,916	3,494,580
19	Voluntary (additional) provisions charged as additional capital tier 1 (AT1)	-	-
20	Subordinated bonds imputed as additional capital level 1 (AT1)	190,135	364,262
21	Preferred shares attributed to additional capital tier 1 (AT1)	-	-
22	Perpetual bonds attributed to additional capital level 1 (AT1)	590,247	592,468
23	Discounts applied to AT1	-	-
24	= (19+20+21+22-23) Additional Tier 1 Capital (AT1)	780,382	956,730
25	= (18+24) Equity Tier 1	4,993,298	4,451,310
26	Voluntary (additional) provisions allocated as Tier 2 (T2) capital	293,000	258,000
27	Subordinated bonds imputed as Tier 2 capital (T2)	1,472,749	1,067,521
28	= (26+27) Capital nivel 2 equivalente (T2)	1,765,749	1,325,521
29	Discounts applied to T2	-	-
30	= (28-29) Tier 2 Capital (T2)	1,765,749	1,325,521
31	= (25+30) Effective equity	6,759,047	5,776,831
32	Additional basic capital required for the constitution of the conservation buffer	444,662	294,249
33	Additional basic capital required to set up the countercyclical buffer	-	-
34	Additional core capital required for banks rated as systemic	142,601	-
35	Additional capital required for the evaluation of the adequacy of effective capital (Pillar 2)	-	-

Solvency indicators and regulatory compliance indicators according to Basel III

	Solvency indicators and regulatory compliance indicators according to Basel III	Consolidated global	Consolidated global
		31-12-2022	31-12-2021
		%	%
1	Leverage indicator (T1_I18/T1_I7)
1,a	Leverage indicator that the bank must meet, considering the minimum requirements	6.87%	5.70%
2	Basic capital indicator (T1_I18/T1_I11,b)
2,a	Basic capital indicator that the bank must meet, considering the minimum requirements	11.08%	9.21%
2,b	Capital buffer shortfall	-	-
3	Tier 1 capital indicator (T1_I25/T1_I11,b)
3,a	Tier 1 capital indicator that the bank must meet, considering the minimum requirements	13.13%	11.73%
4	Effective equity indicators (T1_I31/T1_I11,b)
4,a	Effective equity indicator that the bank must meet, considering the minimum requirements	8.00%	8.00%
4,b	Effective equity indicator that the bank must meet, considering the charge for article 35 bis, if applicable	9.50%	9.50%
4,c	Effective equity indicator that the bank must meet, considering the minimum requirements, conservation buffer and anti-cyclical buffer	10.50%	10.90%
5	Credit rating
	Regulatory compliance indicators for solvency
6	Voluntary (additional) provisions allocated to Tier 2 capital (T2) in relation to APRCs (T1_I26/ (T1_I8,a or I8,b)	1.03%	0.89%
7	Subordinated bonds allocated to Tier 2 (T2) capital in relation to Tier 2 capital	34.96%	30.55%
8	Additional Tier 1 capital (AT1) in relation to basic capital (T1_I24/T1_I18)	18.52%	27.38%
9	Voluntary provisions (additional) and subordinated bonds that are charged to additional capital level 1 (AT1) in relation to the RWAs (T1_I19+T1_I20 / T1_I11,b)	0.50%	0.96%